[LOGO] M F S(SM)                                                  Annual Report
INVESTMENT MANAGEMENT                                           August 31, 1997



MFS(R) RESEARCH GROWTH AND INCOME FUND



[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Director of Research ................................  2
Fund Facts ................................................................  5
Performance Summary .......................................................  5
Tax Form Summary ..........................................................  7
Portfolio Concentration ...................................................  8
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 28
Trustees and Officers ..................................................... 29

--------------------------------------------------------------------------------
   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 36.22%, CLASS B SHARES 35.92%, CLASS C SHARES 35.63%, AND CLASS I SHARES 36.68%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND'S UNDERPERFORMANCE VERSUS THE STANDARD & POOR'S 500 COMPOSITE INDEX, WHICH RETURNED 40.78% DURING THE PERIOD, CAN BE ATTRIBUTED TO OVERWEIGHTINGS IN SOME SECTORS THAT HAD FLAT-TO-DOWN PERFORMANCE, ALTHOUGH SPECIFIC COMPANIES IN THE FUND FROM THESE SECTORS PERFORMED WELL.

   o THE FUND IS OVERWEIGHTED IN FINANCIAL SERVICES, RETAILING, AND CONSUMER STAPLES, AS THESE SECTORS INCLUDE SEVERAL COMPANIES THE ANALYSTS BELIEVE CAN BENEFIT FROM A SLOW-GROWTH, LOW-INFLATION ENVIRONMENT AS WELL AS FROM CONSOLIDATION.

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of A.Keith Brodkin]


Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President

September 15, 1997

A DISCUSSION WITH THE DIRECTOR OF RESEARCH

[Photo of Kevin R. Parke]
Kevin R. Parke

For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 36.22%, Class B shares 35.92%, Class C shares 35.63%, and Class I shares 36.68%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. WHAT DO YOU THINK WERE SOME OF THE MAJOR REASONS FOR THE FUND'S PERFORMANCE OVER THE PAST YEAR?
A. The Fund's underperformance versus the S&P 500 can mainly be attributed to sector weightings that grew out of the individual stock-selection process. The research analysts selected what they believed were attractive companies within the financial services, retailing, and consumer staples sectors. While the Fund's specific companies in these sectors performed well, the sectors in general underperformed the S&P 500 during the past year. Conversely, the Fund was underweighted in technology, leisure, utilities and communications, and the miscellaneous category, which consists mainly of business services. Our companies from these sectors performed well over the past 12 months and significantly outperformed the equivalent sectors within the S&P 500.

Q. COULD YOU TALK ABOUT HOW THE SYSTEM OF USING A COMMITTEE OF MFS RESEARCH ANALYSTS TO SELECT STOCKS IS USED FOR THIS PARTICULAR FUND?
A. The Fund is based upon the research analysts' best ideas within their industries. Stocks are selected after careful, in-depth fundamental analysis of companies' earnings outlooks. Although each analyst incorporates general economic forecasts into his or her decision-making process, ultimately, stocks selected for the Fund represent companies that the analysts believe offer the best possibilities for capital appreciation within a conservative growth and income framework regardless of the economic outlook. These companies typically demonstrate dominant and/or growing market share, quality new and existing products, superior management teams, and strong financial statements. Sector and industry weightings in the Fund are a result of the "best ideas" stock-selection process. However, the committee of analysts review weightings regularly in light of any changes to the outlook for specific companies.

Q. CAN YOU TALK ABOUT SOME SECTORS THE FUND IS EMPHASIZING?
A. The Fund continues to be overweighted in the financial services, retailing, and consumer staples sectors. Given the current economic backdrop, the analysts believe many of the companies in these sectors are well positioned for a slow-growth, low-inflation environment. Companies such as Rite Aid, CVS, and Safeway have benefited from improving margins, cost savings resulting from continued consolidation, and volume growth resulting from a robust economy. Banking and insurance companies have benefited from similar trends.

Q. WHAT ABOUT INDIVIDUAL STOCKS? WHAT CAN YOU TELL US ABOUT SOME
   OF THE FUND'S TOP HOLDINGS?
A. The Fund's largest holding is Coca-Cola. The company has an approximate 43% share of the U.S. soft drink market and a 49% share of the international market, and the analysts believe its ability to increase prices, diversify geographically, and leverage its global brand image should continue to drive volume growth in the months ahead. Another top holding is British Petroleum, one of the largest petroleum and petrochemical groups in the world. It appears to have the most profitable growth profile among the integrated oil companies and a superior management team that has successfully focused on cost controls and long-term earnings growth. In addition, the company's ability to generate large cash flow enables it to either strengthen its existing business through reinvestment or to boost stock performance through share repurchasings.

Q. COULD YOU DISCUSS SOME OF THE FUND'S HOLDINGS THAT HAVE PERFORMED BETTER THAN EXPECTED OVER THE PAST YEAR?
A. The Fund's eighth-largest holding, Tyco International, surprised us during the past year. The company announced two acquisitions from which the analysts expect cost and revenue synergies to contribute significant earnings growth in the years ahead. As a result, the company's stock price has performed even better than expected.

Q. NOW, WHAT ABOUT SOME STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. Waste Management has not lived up to our expectations, in spite of industry fundamentals that have been improving in recent years and an upward bias in both collection pricing and recycled materials. Another company the Fund owns, Browning Ferris Industries, has benefited from these new industry dynamics while Waste Management has not. However, Waste Management recently hired a new CEO who has announced several strategic initiatives, including increased cost-reduction efforts and increased return on investment. Also, senior management's compensation now is directly linked to the company's performance, which should help in the turnaround.

Q. LOOKING BACK, HOW WOULD YOU CHARACTERIZE THE BUSINESS AND ECONOMIC ENVIRONMENT OF THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?
A. It has been a favorable environment for the companies in the Fund. In general, corporate profits, which have exceeded inflation in a slow-growth economic environment, continue to be the story driving stock prices, including prices of many of the stocks in the Fund.

Q. LOOKING AHEAD, WHAT CHANGES DO YOU SEE IN THE ECONOMIC AND BUSINESS CLIMATE, PARTICULARLY AS IT RELATES TO THE FUND, AND HOW IS THE FUND POSITIONED FOR THOSE CHANGES?
A. The short-term outlook appears to call for more modest returns than we've seen in the recent past. In this environment individual stock-picking, rather than a focus on the overall market, has become the key to long-term investment performance. It appears that selected companies in the financial services, health care, and consumer staples industries still have reasonable valuations and favorable opportunities for long-term growth and superior investment returns.

/s/ Kevin R. Parke

    Kevin R. Parke
    Director of Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

--------------------------------------------------------------------------------

  FUND FACTS

  OBJECTIVE:              THE INVESTMENT OBJECTIVE OF THE FUND IS LONG-TERM
                          GROWTH OF CAPITAL, CURRENT INCOME, AND GROWTH OF
                          INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  CLASS A:  JANUARY 2, 1996
                          CLASS B:  JANUARY 2, 1997
                          CLASS C:  JANUARY 2, 1997
                          CLASS I :  JANUARY 2, 1997

  SIZE:                   $84.9 MILLION NET ASSETS AS OF AUGUST 31, 1997

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS(R) Research Growth and Income Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1997)

                  MFS Research
                   Growth and         S&P 500          Consumer
                  Income Fund -      Composite           Price
                     Class A           Index          Index - U.S.
                 --------------      ---------        ------------

1/96                 $ 9,425          $10,000           $10,000
8/96                 $10,490          $10,745           $10,253
8/97                 $14,290          $15,112           $10,476

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                                                       1 Year            Life of Fund#
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund (Class A)
  including 5.75% sales charge (SEC results)                                          +29.70%                 +24.72%
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund (Class A)
  at net asset value                                                                  +36.22%                 +28.44%
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund (Class B)
  with CDSC (SEC results)                                                             +31.92%                 +26.21%
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund (Class B)
  at net asset value                                                                  +35.92%                 +28.26%
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund (Class C)
  with CDSC (SEC results)                                                             +34.63%                 +28.10%
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund (Class C)
  at net asset value                                                                  +35.63%                 +28.10%
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund (Class I)
  at net asset value                                                                  +36.68%                 +28.69%
-----------------------------------------------------------------------------------------------------------------------------
Average growth and income fund+                                                       +35.03%                 +19.84%
-----------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index++                                               +40.78%                 +28.29%
-----------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*++                                                               + 2.19%                 + 2.85%
-----------------------------------------------------------------------------------------------------------------------------

   # For the period from the commencement of the Fund's investment operations,
     January 2, 1996, through August 31, 1997.
   + Source: Lipper Analytical Services, Inc.
  ++ Source: CDA/Wiesenberger.
   * The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

--------------------------------------------------------------------------------

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED AUGUST 31, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 19.1%.

--------------------------------------------------------------------------------

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1997

TOP 10 EQUITY HOLDINGS

COCA-COLA CO.                         MICROSOFT CORP.
International food and beverage       Computer software and systems company
company
                                      SPRINT CORP.
BRITISH PETROLEUM PLC                 Long-distance telephone company
Oil exploration and production
company                               TYCO INTERNATIONAL LTD.
                                      Manufacturer of fire protection,
DU PONT (E.I.) DE NEMOURS & CO.,      packaging, and electronic equipment
INC.
Diversified chemical company          BRISTOL-MYERS SQUIBB CO.
                                      Pharmaceutical products company
COMPAQ COMPUTER CORP.
Personal computer company             UNITED TECHNOLOGIES CORP.
                                      Aerospace, defense, and building
INTEL CORP.                           equipment company
Semiconductor manufacturer

LARGEST SECTORS

Financial Services                25.7%

Miscellaneous (Conglomerates,     33.2%
special services/sevices)

Consumer Staples                  12.9%

Health Care                       10.9%

Technology                         9.5%

Utilities & Communications         7.8%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS - August 31, 1997

Stocks - 97.1%

-------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES            VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 88.4%
  Aerospace - 2.9%
    Lockheed-Martin Corp.                                                 9,980       $1,034,801
    United Technologies Corp.                                            18,300        1,428,544
                                                                                      ----------
                                                                                      $2,463,345
-------------------------------------------------------------------------------------------------
  Agricultural Products - 0.9%
    Case Corp.                                                           11,800       $  791,338
-------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.5%
    Reebok International Ltd.                                            10,200       $  448,163
-------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 6.4%
    BankBoston Corp.                                                      8,570       $  712,381
    Chase Manhattan Corp.                                                10,750        1,195,266
    Comerica, Inc.                                                        9,600          679,800
    Compass Bancshares, Inc.                                             35,290        1,257,206
    Fleet/Norstar Financial Group, Inc.                                  10,300          663,706
    PNC Bank Corp.                                                       10,300          445,475
    Wells Fargo & Co.                                                     1,800          457,650
                                                                                      ----------
                                                                                      $5,411,484
-------------------------------------------------------------------------------------------------
  Building - 0.2%
    Newport News Shipbuilding, Inc.                                       7,700       $  149,188
-------------------------------------------------------------------------------------------------
  Business Machines - 0.3%
    Sun Microsystems, Inc.*                                               6,010       $  288,480
-------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    Storage Trust Realty                                                  9,510       $  241,316
-------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.2%
    Century Telephone Enterprises, Inc.                                  28,000       $1,016,750
-------------------------------------------------------------------------------------------------
  Chemicals - 4.5%
    Air Products & Chemicals, Inc.                                       15,800       $1,288,687
    du Pont (E.I.) de Nemours & Co., Inc.                                31,840        1,984,030
    Praxair, Inc.                                                         9,700          518,344
                                                                                      ----------
                                                                                      $3,791,061
-------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.9%
    First Data Corp.                                                     20,875       $  857,180
    Microsoft Corp.*                                                     12,000        1,586,250
                                                                                 ---------------
                                                                                      $2,443,430
-------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.1%
    Compaq Computer Corp.*                                               30,100       $1,971,550
    Oracle Systems Corp.*                                                18,100          690,063
                                                                                      ----------
                                                                                      $2,661,613
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 8.7%
    Colgate-Palmolive Co.                                                14,200       $  891,050
    Estee Lauder Cos., "A"*                                              11,650          553,375
    Gillette Co.                                                         14,250        1,180,078
    Hertz Corp., "A"*                                                       500           17,281
    Philip Morris Cos., Inc.                                             31,700        1,382,912
    Procter & Gamble Co.                                                  6,900          918,131
    Revlon, Inc., "A"*                                                   11,200          544,600
    Sherwin Williams Co.                                                 12,600          345,713
    Tyco International Ltd.*                                             19,311        1,514,707
                                                                                      ----------
                                                                                      $7,347,847
-------------------------------------------------------------------------------------------------
  Electronics - 2.2%
    Intel Corp.                                                          20,600       $1,897,775
-------------------------------------------------------------------------------------------------
  Entertainment - 1.2%
    Clear Channel Communications, Inc.*                                   9,300       $  631,819
    Jacor Communications, Inc., "A"*                                      8,300          365,200
                                                                                      ----------
                                                                                      $  997,019
-------------------------------------------------------------------------------------------------
  Financial Institutions - 3.5%
    Advanta Corp., "B"                                                   12,250       $  388,938
    American Express Co.                                                  5,900          458,725
    ARM Financial Group, Inc., "A"*                                         300            5,831
    Associates First Capital Corp., "A"                                   8,600          499,337
    Federal National Mortgage Assn.                                      26,500        1,166,000
    Kilroy Realty Corp.                                                  16,800          429,450
                                                                                      ----------
                                                                                      $2,948,281
-------------------------------------------------------------------------------------------------
  Food and Beverage Products - 4.3%
    Coca-Cola Co.                                                        47,400       $2,716,612
    Wrigley (Wm) Junior Co.                                              12,660          917,850
                                                                                      ----------
                                                                                      $3,634,462
-------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.9%
    Kimberly-Clark Corp.                                                 17,020       $  807,386
-------------------------------------------------------------------------------------------------
  Insurance - 7.9%
    Allstate Corp.                                                       11,800       $  862,137
    Chubb Corp.                                                          12,300          822,563
    CIGNA Corp.                                                           7,700        1,411,987
    Conseco, Inc.                                                        16,900          726,700
    Frontier Insurance Group, Inc.                                        1,000           35,000
    New Hartford Financial Services Group, Inc.                          11,760          937,860
    Lincoln National Corp.                                                7,200          481,950
    Nationwide Financial Services, Inc., "A"                              2,700           74,925
    Reliastar Financial Corp.                                             6,877          514,056
    Travelers Group, Inc.                                                12,800          812,800
                                                                                      ----------
                                                                                      $6,679,978
-------------------------------------------------------------------------------------------------

  Medical and Health Products - 5.5%
    Bristol-Myers Squibb Co.                                             19,900       $1,512,400
    Cardinal Health, Inc.                                                18,000        1,192,500
    Columbia/HCA Healthcare Corp.                                        12,800          404,000
    HEALTHSOUTH Corp.*                                                    8,500          211,969
    Horizon CMS Healthcare Corp.*                                        23,800          489,387
    Lilly (Eli) & Co.                                                     8,000          837,000
                                                                                      ----------
                                                                                      $4,647,256
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.1%
    Medtronic, Inc.                                                      12,400       $1,120,650
    St. Jude Medical, Inc.*                                              26,610        1,012,843
    United Healthcare Corp.                                              27,600        1,342,050
                                                                                      ----------
                                                                                      $3,475,543
-------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.0%
    Aluminum Cos. of America                                             10,730       $  882,543
-------------------------------------------------------------------------------------------------
  Office Equipment - 0.3%
    Office Depot, Inc.*                                                  16,300       $  300,531
-------------------------------------------------------------------------------------------------
  Oil Services - 3.7%
    Baker Hughes, Inc.                                                   11,400       $  483,075
    Burlington Resources, Inc.                                           17,800          901,125
    Chevron Corp.                                                        10,500          813,094
    USX-Marathon Group                                                   29,900          973,619
                                                                                      ----------
                                                                                      $3,170,913
-------------------------------------------------------------------------------------------------
  Pollution Control - 1.0%
    Browning Ferris Industries, Inc.                                     13,300       $  464,669
    Waste Management, Inc.                                               12,100          387,200
                                                                                      ----------
                                                                                      $  851,869
-------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.2%
    Tribune Co.                                                          20,200       $  998,638
-------------------------------------------------------------------------------------------------
  Railroads - 0.8%
    Burlington Northern Santa Fe Railway Co.                              7,500       $  687,656
-------------------------------------------------------------------------------------------------
  Real Estate - 4.6%
    Arden Realty, Inc.                                                   17,100       $  493,762
    Boston Properties, Inc.*                                             13,500          402,469
    Cornerstone Properties, Inc.                                         35,800          635,450
    Mid-America Apartment Communities, Inc.                              25,200          691,425
    Sl Green Realty Corp.                                                18,200          433,388
    Sovran Self Storage, Inc.                                            18,900          574,087
    TriNet Corporate Realty Trust, Inc.                                  19,700          700,581
                                                                                      ----------
                                                                                      $3,931,162
-------------------------------------------------------------------------------------------------

  Restaurants and Lodging - 2.7%
    Hilton Hotels Corp.                                                  12,900       $  395,869
    Host Marriott Corp.*                                                 15,470          301,665
    Host Marriott Financial Trust##                                      10,820          665,430
    Innkeepers USA Trust                                                 61,270          934,367
                                                                                      ----------
                                                                                      $2,297,331
-------------------------------------------------------------------------------------------------
  Stores - 3.7%
    CVS Corp.                                                            15,000       $  845,625
    Lowes Co., Inc.                                                      15,030          519,474
    Penney (J.C.), Inc.                                                  12,000          720,000
    Rite Aid Corp.                                                       20,700        1,036,294
                                                                                      ----------
                                                                                      $3,121,393
-------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Safeway, Inc.*                                                       12,960       $  660,150
-------------------------------------------------------------------------------------------------
  Telecommunications - 2.4%
    Cincinnati Bell, Inc.                                                46,000       $1,239,125
    Lucent Technologies, Inc.                                            10,560          822,360
                                                                                      ----------
                                                                                      $2,061,485
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    CMS Energy Corp.                                                     15,710       $  564,578
    Sierra Pacific Resources                                             22,700          709,375
                                                                                      ----------
                                                                                      $1,273,953
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.4%
    Coastal Corp.                                                        12,580       $  726,495
    Utilicorp United, Inc.                                               14,600          434,350
                                                                                      ----------
                                                                                      $1,160,845
-------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.8%
    Sprint Corp.                                                         32,500       $1,527,500
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $75,067,684
-------------------------------------------------------------------------------------------------
Foreign Stocks - 8.7%
  Hong Kong - 0.2%
    Hong Kong Electric Holdings Ltd. (Utilities - Electric)               5,500      $    19,235
    Wharf Holdings Ltd. (Real Estate)                                    50,000          180,991
                                                                                     -----------
                                                                                     $   200,226
-------------------------------------------------------------------------------------------------
  Italy - 0.5%
    Gucci Group Designs NV (Apparel and Textiles)                         6,700      $   407,862
-------------------------------------------------------------------------------------------------
  Japan - 0.7%
    Sony Corp. (Electronics)                                              7,000      $   609,453
-------------------------------------------------------------------------------------------------
  Sweden - 0.7%
    Sparbanken Sverige AB (Banks and Credit Cos.)                        27,490      $   594,954
-------------------------------------------------------------------------------------------------
  Switzerland - 1.1%
    Novartis AG (Pharmaceuticals)                                           630      $   889,690
-------------------------------------------------------------------------------------------------
  United Kingdom - 5.5%
    British Aerospace PLC (Aerospace and Defense)                        25,110      $   587,575
    British Petroleum PLC, ADR (Oil and Gas)                             24,009        2,031,762
    Grand Metropolitan (Food and Beverage Products)                      82,100          753,689
    Lloyds TSB Group PLC (Banks and Credit Cos.)                         35,600          410,175
    PowerGen PLC (Utilities - Electric)*                                 70,423          890,140
                                                                                     -----------
                                                                                     $ 4,673,341
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $ 7,375,526
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $76,869,399)                                          $82,443,210
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.4%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97                                   $ 1,500      $ 1,499,547
  Federal National Mortgage Assn., due 9/03/97                            1,409        1,408,791
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $ 2,908,338
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $79,777,737)                                     $85,351,548
Other Assets, Less Liabilities - (0.5)%                                                 (457,164)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $84,894,384
-------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $79,777,737)        $ 85,351,548
  Cash                                                             144,590
  Foreign currency, at value (identified cost, $1,418)               1,381
  Receivable for Fund shares sold                                  616,705
  Dividends and interest receivable                                 88,691
  Deferred organization expenses                                     1,450
  Other assets                                                         439
                                                              ------------
      Total assets                                            $ 86,204,804
                                                              ------------
Liabilities:
  Payable for investments purchased                           $  1,222,542
  Payable for Fund shares reacquired                                30,305
  Payable to affiliates -
    Management fee                                                   4,553
    Distribution and service fee                                    46,462
  Accrued expenses and other liabilities                             6,558
                                                              ------------
      Total liabilities                                       $  1,310,420
                                                              ------------
Net assets                                                    $ 84,894,384
                                                              ============
Net assets consist of:
  Paid-in capital                                              $77,170,529
  Unrealized appreciation on investments and translation of
    assets and liabilities
    in foreign currencies                                        5,573,782
  Accumulated undistributed net realized gain on investments and foreign
    currency transactions                                        2,183,301
  Accumulated net investment loss                                  (33,228)
                                                              ------------
      Total                                                   $ 84,894,384
                                                              ============
Total shares of beneficial interest outstanding                6,015,872
                                                               =========

Class A shares:
  Net asset value per share
    (net assets of $33,567,266 / 2,377,727 shares of
    beneficial interest outstanding)                             $14.12
                                                                 ======
  Offering price per share (100 / 94.25)                         $14.98
                                                                 ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $43,069,091 / 3,051,983 shares of
    beneficial interest outstanding)                             $14.11
                                                                 ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $7,433,005 / 527,914 shares of beneficial
    interest outstanding)                                        $14.08
                                                                 ======

Class I shares:
  Net asset value and offering price per share
    (net assets of $825,022 / 58,248 shares of beneficial
    interest outstanding)                                        $14.16
                                                                 ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See notes to financial statements

Statement of Operations

--------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
--------------------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                                     $  547,288
    Interest                                                                         100,569
                                                                                  ----------
      Total investment income                                                     $  647,857
                                                                                  ----------

  Expenses -
    Management fee                                                                $  210,333
    Shareholder servicing agent fee                                                   37,101
    Distribution and service fee (Class A)                                            32,439
    Distribution and service fee (Class B)                                           153,833
    Distribution and service fee (Class C)                                            26,443
    Registration fee                                                                  68,550
    Printing                                                                          29,773
    Custodian fee                                                                     24,276
    Postage                                                                            8,524
    Auditing fee                                                                       6,501
    Legal fee                                                                          3,707
    Amortization of organization expenses                                                434
    Miscellaneous                                                                     23,746
                                                                                  ----------
      Total expenses                                                              $  625,660
    Fees paid indirectly                                                             (13,508)
    Reduction of expenses by investment adviser                                       (3,379)
                                                                                  ----------
      Net expenses                                                                $  608,773
                                                                                  ----------
        Net investment income                                                     $   39,084
                                                                                  ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                       $2,189,288
    Foreign currency transactions                                                     (1,538)
                                                                                  ----------
      Net realized gain on investments and foreign currency transactions          $2,187,750
                                                                                  ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                   $5,567,156
    Translation of assets and liabilities in foreign currencies                          (32)
                                                                                  ----------
      Net unrealized gain on investments and foreign currency                     $5,567,124
                                                                                  ----------
        Net realized and unrealized gain on investments and foreign currency      $7,754,874
                                                                                  ----------
          Increase in net assets from operations                                  $7,793,958
                                                                                  ==========

See notes to financial statements


Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
-----------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                                    $    39,084
  Net realized gain on investments and foreign currency transactions                         2,187,750
  Net unrealized gain on investments and foreign currency translation                        5,567,124
                                                                                           -----------
    Increase in net assets from operations                                                 $ 7,793,958
                                                                                           -----------
Distributions declared to shareholders -
  From net investment income (Class A)                                                     $   (56,344)
  From net investment income (Class B)                                                         (12,053)
  From net investment income (Class C)                                                          (2,170)
  From net investment income (Class I)                                                          (1,976)
  From net realized gain on investments (Class A)                                              (36,020)
                                                                                           -----------
    Total distributions declared to shareholders                                           $  (108,563)
                                                                                           -----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                                         $81,508,083
  Net asset value of shares issued to shareholders in reinvestment of
    distributions                                                                              101,498
  Cost of shares reacquired                                                                 (4,892,905)
                                                                                           -----------
    Increase in net assets from Fund share transactions                                    $76,716,676
                                                                                           -----------
      Total increase in net assets                                                         $84,402,071
Net assets:
  At beginning of period                                                                       492,313
                                                                                           -----------
  At end of period (including accumulated undistributed net investment
    loss of $33,228 respectively)                                                          $84,894,384
                                                                                           ===========

See notes to financial statements

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
PERIOD ENDED AUGUST 31, 1996*
-----------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                                     $    1,821
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                                29,981
  Net unrealized gain on investments and foreign currency translation                            6,658
                                                                                            ----------
    Increase in net assets from operations                                                  $   38,460
                                                                                            ----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                                          $  453,853

    Increase in net assets from Fund share transactions                                        453,853
                                                                                            ----------
      Total increase in net assets                                                          $  492,313
Net assets:
  At beginning of period                                                                       --

                                                                                            ----------

At end of period (including accumulated undistributed net investment
income of $1,769 respectively)                                                              $  492,313
                                                                                            ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Financial Highlights

----------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED             PERIOD ENDED
                                                                       AUGUST 31,               AUGUST 31,
                                                                             1997                    1996*
----------------------------------------------------------------------------------------------------------
                                                                      CLASS A
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                      $11.13                   $10.00
                                                                           ------                   ------
Income from investment operations# -
  Net investment income(S)                                                 $ 0.07                   $ 0.05
  Net realized and unrealized gain on investments and foreign
   currency transactions                                                     3.02                     1.08
                                                                           ------                   ------
      Total from investment operations                                     $ 3.09                   $ 1.13
                                                                           ------                   ------
Less distributions declared to shareholders -
  From net investment income                                                (0.06)                  --
  From net realized gain on investments and foreign
    currency transactions                                                   (0.04)                  --
                                                                           ------                   ------
      Total distributions declared to shareholders                          (0.10)                  --
                                                                           ------                   ------
Net asset value - end of period                                            $14.12                   $11.13
                                                                           ======                   ======
Total return(+)                                                            36.22%                   11.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                1.50%                    1.50%+
  Net investment income                                                     0.56%                    0.65%+
Portfolio turnover                                                           106%                      58%
Average commission rate                                                   $0.0423                  $0.0113
Net assets at end of period (000 omitted)                                 $33,567                  $   492

*   For the period from the commencement of the Fund's investment operations, January 2, 1996, through
    August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment advisor voluntarily agreed to maintain the expenses of the Fund at not more than 1.50%
    of the average daily net assets. To the extent actual expenses were over/under the limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                                           $ 0.07                   $(0.13)
    Ratios (to average net assets):
      Expenses##                                                            1.55%                    4.58%+
      Net investment income (loss)                                          0.51%                  (1.86)%+

See notes to financial statements

-------------------------------------------------------------------------------------------
                                                                               PERIOD ENDED
                                                                                 AUGUST 31,
                                                                                     1997**
-------------------------------------------------------------------------------------------
                                                                                    CLASS B
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                $12.01
                                                                                     ------

Income from investment operations# -
  Net investment loss(S)                                                             $(0.02)
  Net realized and unrealized gain on investments and foreign currency
   transactions                                                                        2.13
                                                                                     ------
      Total from investment operations                                               $ 2.11
                                                                                     ------

Less distributions declared -
  From net investment income                                                          (0.01)
                                                                                     ------
Net asset value - end of period                                                      $14.11
                                                                                     ======
      Total return                                                                   17.56%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          2.25%+
  Net investment loss                                                               (0.22)%+
Portfolio turnover                                                                     106%
Average commission rate                                                             $0.0423
Net assets at end of period (000 omitted)                                           $43,069

   *For the period from the commencement of the Fund's offering of Class B shares, January 2, 1997, through August 31, 1997.
   +Annualized.
  ++Not annualized.
   #Per share data are based on average shares outstanding.
  ##The Fund's expenses are calculated without reduction for fees paid indirectly.
 (S)The investment advisor voluntarily agreed to maintain the expenses of the Fund at not more than 2.25% of the average daily net assets. To the extent actual expenses were over/ under the limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                              $(0.02)
    Ratios (to average net assets):
      Expenses##                                                                      2.30%+
      Net investment loss                                                           (0.27)%+

See notes to financial statements

-------------------------------------------------------------------------------------------
                                                                               PERIOD ENDED
                                                                                 AUGUST 31,
                                                                                     1997**
-------------------------------------------------------------------------------------------
                                                                                    CLASS C
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                               $ 12.00
                                                                                    -------

Income from investment operations# -
  Net investment loss(S)                                                            $ (0.02)
  Net realized and unrealized gain on investments and foreign currency
   transactions                                                                        2.11
                                                                                    -------
      Total from investment operations                                              $  2.09
                                                                                    -------

Less distributions declared -
  From net investment income                                                          (0.01)
                                                                                    -------
Net asset value - end of period                                                     $ 14.08
                                                                                    =======
Total return                                                                         17.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          2.25%+
  Net investment loss                                                               (0.21)%+
Portfolio turnover                                                                     106%
Average commission rate                                                             $0.0423
Net assets at end of period (000 omitted)                                           $ 7,433

 **For the period from the commencement of the Fund's offering of Class C shares, January 2, 1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment advisor voluntarily agreed to maintain the expenses of the Fund at not more than 2.25% of the average daily net assets. To the extent actual expenses were over/ under the limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                              $(0.02)
    Ratios (to average net assets):
      Expenses##                                                                      2.30%+
      Net investment loss                                                           (0.26)%+

See notes to financial statements

-------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
                                                                                 AUGUST 31,
                                                                                     1997**
-------------------------------------------------------------------------------------------
                                                                                    CLASS I
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                $12.01
                                                                                     ------
Income from investment operations# -
  Net investment income(S)                                                           $ 0.08
  Net realized and unrealized gain on investments and foreign currency
   transactions                                                                        2.11
                                                                                     ------
      Total from investment operations                                               $ 2.19
                                                                                     ------
Less distributions declared -
  From net investment income                                                          (0.04)
                                                                                     ------
Net asset value - end of period                                                      $14.16
                                                                                     ======
Total return                                                                         19.01%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          1.18%+
  Net investment income                                                               0.87%+
Portfolio turnover                                                                     106%
Average commission rate                                                             $0.0423
Net assets at end of period (000 omitted)                                           $   825

 ** For the period from the commencement of the Fund's offering of Class I shares, January
    2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment advisor voluntarily agreed to maintain the expenses of the Fund at not more than 1.25% of the average daily net assets. To the extent actual expenses were over/ under the limitation, the net investment income per share and the ratios would have been:

    Net investment income                                                            $ 0.08
    Ratios (to average net assets):
      Expenses##                                                                      1.22%+
      Net investment income                                                           0.83%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Growth and Income Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gain and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1997, $1,538 was reclassified from accumulated net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of the Fund's operating expenses exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.60% of average daily net assets of the Fund. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $15,331, including $10,800 incurred in the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the Fund.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $61,977 for the year ended August 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $520 for the year ended August 31, 1997. Payment of the 0.10% per annum Class A distribution fee is currently being waved on a voluntary basis and may be imposed at the discretion of MFD. Fees incurred under the distribution plan during the year ended August 31, 1997, were 0.25% of average daily net assets attributable to Class A shares.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $73 and $19 for Class B and Class C shares, respectively, for the year ended August 31, 1997. Fees incurred under the distribution plan during the period ended August 31, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended August 31, 1997, on Class A shares of the Fund. Contingent deferred sales charges imposed during the year ended August 31, 1997, were $12,565 and $1,795 for Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of Class A shares at an effective annual rate of up to 0.15%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES           SALES
------------------------------------------------------------------------------
U.S. government securities                        $  1,462,070     $   361,245
                                                  ============     ===========
Investments (non-U.S. government securities)      $105,914,449     $32,798,325
                                                  ============     ===========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $79,835,431
                                                                ===========
Gross unrealized appreciation                                   $ 6,710,597
Gross unrealized depreciation                                    (1,194,480)
                                                                -----------
    Net unrealized appreciation                                 $ 5,516,117
                                                                ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                         YEAR ENDED            YEAR ENDED
                                      AUGUST 31, 1997       AUGUST 31, 1996*
                                  ----------------------    -----------------
                                    SHARES        AMOUNT    SHARES     AMOUNT
-----------------------------------------------------------------------------
Shares sold                      2,557,527   $32,802,879    44,240   $453,853
Shares issued to shareholders in
  reinvestment of distributions      6,926        87,900      --        --
Shares reacquired                 (230,966)   (2,975,784)     --        --
                                 ---------   -----------   -------   --------
    Net increase                 2,333,487   $29,914,995    44,240   $453,853
                                 =========   ===========   =======   ========

Class B Shares
                                  PERIOD ENDED AUGUST 31,
                                                   1997**
                                  ----------------------
                                    SHARES        AMOUNT
--------------------------------------------------------
Shares sold                      3,163,454   $40,817,323
Shares issued to shareholders in
  reinvestment of distributions        854        10,426
Shares reacquired                 (112,325)   (1,518,396)
                                 ---------   -----------
    Net increase                 3,051,983   $39,309,353
                                 =========   ===========

Class C Shares
                                  PERIOD ENDED AUGUST 31,
                                                   1997**
                                  ----------------------
                                    SHARES        AMOUNT
--------------------------------------------------------
Shares sold                        557,072    $7,186,023
Shares issued to shareholders in
  reinvestment of distributions         97         1,196
Shares reacquired                  (29,255)     (395,528)
                                  --------    ----------
    Net increase                   527,914    $6,791,691
                                  ========    ==========

Class I Shares
                                 PERIOD ENDED AUGUST 31,
                                                   1997**
                                 -----------------------
                                    SHARES        AMOUNT
--------------------------------------------------------
Shares sold                         58,353      $701,858
Shares issued to shareholders in
  reinvestment of distributions        148         1,976
Shares reacquired                     (253)       (3,197)
                                   -------      --------
    Net increase                    58,248      $700,637
                                   =======      ========

 * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
** For the period from the commencement of the Fund's offering of Class B, Class C, and Class I shares, January 2, 1997, through August 31, 1997.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1997, was $50.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Research Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research Growth and Income Fund, including the schedule of portfolio investments as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from January 2, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of the securities owned at August 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Growth and Income Fund at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from January 2, 1996 (commencement of operaitons) to August 31, 1996, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
October 9, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH GROWTH AND INCOME FUND


TRUSTEES                                            SECRETARY
A. Keith Brodkin* - Chairman and President          Stephen E. Cavan*

Richard B. Bailey* - Private Investor;              ASSISTANT SECRETARY
Former Chairman and Director (until 1991),          James R. Bordewick, Jr.*
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director, Cambridge    CUSTODIAN
Trust Company                                       State Street Bank and Trust Company

Marshall N. Cohan - Private Investor                AUDITORS
                                                    Ernst & Young LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,
Brigham and Women's Hospital; Professor of          INVESTOR INFORMATION
Surgery, Harvard Medical School                     For MFS stock and bond market outlooks, call toll
                                                    free: 1-800-637-4458 anytime from a touch-tone
The Hon. Sir J. David Gibbons, KBE - Chief          telephone.
Executive Officer, Edmund Gibbons Ltd.; Chairman,
Bank of N.T. Butterfield & Son Ltd.                 For information on MFS mutual funds, call your
                                                    financial adviser or, for an information kit, call
Abby M. O'Neill - Private Investor;                 toll free: 1-800-637-2929 any business day from 9
Director, Rockefeller Financial Services, Inc.      a.m. to 5 p.m. Eastern time (or leave a message
(investment advisers)                               anytime).

Walter E. Robb, III - President and Treasurer,      INVESTOR SERVICE
Benchmark Advisors, Inc. (corporate financial       MFS Service Center, Inc.
consultants); President, Benchmark Consulting       P.O. Box 2281
Group, Inc. (office services); Trustee, Landmark    Boston, MA 02107-9906
Funds (mutual funds)
                                                    For general information, call toll free:
Arnold D. Scott* - Senior Executive Vice            1-800-225-2606 any business day from
President, Director and Secretary, Massachusetts    8 a.m. to 8 p.m. Eastern time.
Financial Services Company
                                                    For service to speech- or hearing-impaired, call
Jeffrey L. Shames* - President and Director,        toll free: 1-800-637-6576 any business day from 9
Massachusetts Financial Services Company            a.m. to 5 p.m. Eastern time. (To use this service,
                                                    your phone must be equipped with a
J. Dale Sherratt - President, Insight Resources,    Telecommunications Device for the Deaf.)
Inc. (acquisition planning specialists)
                                                    For share prices, account balances, and exchanges,
Ward Smith - Former Chairman (until 1994), NACCO    call toll free: 1-800-MFS-TALK (1-800-637-8255)
Industries; Director, Sundstrand Corporation        anytime from a touch-tone telephone.

INVESTMENT ADVISER                                  WORLD WIDE WEB
Massachusetts Financial Services Company            www.mfs.com
500 Boylston Street
Boston, MA 02116-3741
                                                    [DALBAR   For the fourth year in a row,
DISTRIBUTOR                                         LOGO]     MFS earned a #1 ranking in the
MFS Fund Distributors, Inc.                               DALBAR, Inc. Broker/Dealer Survey,
500 Boylston Street                                 Main Office Operations Service Quality
Boston, MA 02116-3741                               Category. The firm achieved a 3.42
                                                    overall score on a scale of 1 to 4 in
DIRECTOR OF RESEARCH                                the 1997 survey. A total of 111 firms
Kevin R. Parke*                                     responded, offering input on the
                                                    quality of service they received from
TREASURER                                           29 mutual fund companies nationwide.
W. Thomas London*                                   The survey contained questions about
                                                    service quality in 11 categories,
ASSISTANT TREASURERS                                including "knowledge of operations
Mark E. Bradley*                                    contact," "keeping you informed,"
Ellen Moynihan*                                     "ease of doing business" with the firm.
James O. Yost*


*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) RESEARCH GROWTH                                      BULK RATE
AND INCOME FUND                                           U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



   [DALBAR
    LOGO]
TOP-RATED SERVICE




(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                 MRG-2 10/97 17M 091/291/391/891